Exhibit 99.2

Proprietary & Confidential INVESTOR PRESENTATION | Q2 2021 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our fintech and payments processing business, and declines in deposits; our participation in the Paycheck Protection Program administered by the Small Business Administration (“SBA”); our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our fintech and payments processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for fintech and payments processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures common to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per common share, (iv) tangible common equity to tangible assets;(v) pre-provision net revenue, (vi) allowance for credit losses to loans held for investment excluding PPP, and (vii) allowance for loan losses to loans held for investment excluding PPP. Tangible common equity excludes goodwill from shareholders’ equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

atlanticcapitalbank.com Q2 2021 Overview Performance Highlights Credit Update 3 Atlantic Capital produced another quarter of strong operating results. • Reported net income was $18.6 million or $0.58 per diluted share. • Taxable equivalent revenue increased 34.4% annualized from Q1 2021 and 21.7% year over year. • Loans held for investment, excluding PPP loans, increased 15% annualized on a linked quarter basis and 11% year over year. • Quarterly average deposits increased 19% annualized on a linked quarter basis and 37% year over year. • Cost of deposits decreased to 0.12% compared to 0.16% in the fourth quarter of 2020. • The provision for credit losses was negative $933,000 reflecting an improved economic outlook partially offset by loan growth. • Credit quality improved as criticized loans decreased 22% from the first quarter of 2021. •Annualized net charge-offs remained low at 0.10% of average loans for Q2 2021 and 0.07% for the first six months of 2021. • Nonperforming assets remained loan at 0.14% of total assets at June 30, 2021.

Financial Highlights: Continuing Operations

	METRICS	Q2 2021	Q1 2021	Q2 2020	Change vs Q1 2021[5]		Change vs Q2 2020	
Income	Diluted EPS	$ 0.58	$ 0.65	$ 0.09	$ (0.07)	(43%)	$ 0.49	544%
	Pre-provision net revenue (PPNR) [1]	14.4	12.1	11.4	2.3	76%	3.0	26%
Balance Sheet[2]	Total loans held for investment (period-end)	$ 2,265	$ 2,301	$ 2,185	$ (36)	(6%)	$ 80	4%
	Total loans excluding PPP loans	2,159	2,082	1,951	77	15%	208	11%
	Total deposits (quarterly average)	3,308	3,157	2,410	151	19%	898	37%
	Non-interest bearing deposits (quarterly average)	1,296	1,137	815	159	56%	481	59%
Performance Measures	Tangible book value per common share	$ 16.40	$ 15.74	$ 14.72	$0.66		$1.68	
	Net interest margin [3]	2.91 %	2.81 %	3.23 %	(10 bps)		(32 bps)	
	Efficiency ratio	51.97	56.30	53.82	(433 bps)		(185 bps)	
Capital Ratios	Tangible common equity to tangible assets	8.86 %	8.63 %	11.01 %	(23 bps)		(215 bps)	
	Leverage ratio [4]	8.4	8.4	9.9	0 bps		(150 bps)	
	Total risk based capital [4]	16.0	16.4	14.8	(40 bps)		120 bps	

[1] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 31-32. [2] Dollars in millions. [3] Taxable equivalent. [4] Amounts are estimates as of June 30, 2021. Please see reconciliation on slides 31-32 for more details. [5] Percentage changes are annualized.

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Owner-occupied CRE 17% atlanticcapitalbank.com Commercial Lending Focus $688 $790 $944 $1,063 $1,134 $1,115 $1,160 $622 $605 $653 $686 $681 $693 $745 $176 $203 $184 $61 $62 $80 $73 $65 $71 $70 $144 $192 $219 $106 $1,519 $2,301 Loans from Continuing Operations Loan yield Commercial(1) CRE(2) Consumer Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 3.89% 3.89% 4.19% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, and other loans. $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 6/30/2021 PPP Loan yield excluding PPP loans $2,249 Highlights • Loans held for investment, excluding PPP loans, increased 15% annualized from the first quarter and 11% year-over-year 3.86% 3.83% 3.95% Residential 3% Multifamily 3% Consumer and other 8% PPP 5% C&I 34% Fixed 47% Floating 48% PPP 5% Construction & Land 8% Commercial Real Estate 22% Other(3) 5 $2,265

atlanticcapitalbank.com Strong Core Deposit Franchise 28% 32% 33% 33% 34% 36% 39% 56% 56% 61% 61% 58% 53% 49% 1% 1% 1% 1% 5% 9% 9% 15% 3% 3% 3% 11% 5% $3,157 5% Average Deposits from Continuing Operations Dollars in millions. Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.31% 0.12% 0.10% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Brokered Highlights • Continued strong growth in deposits: • Quarterly average deposits increased 19% annualized compared to the first quarter and or 37% year-over-year • Growth in treasury management and processing relationships has resulted in strong DDA growth. • 39% of total deposits • Q2 2021 vs Q2 2020: 59% • Q2 2021 vs Q1 2021: 56% annualized • The cost of interest bearing deposits decreased 0.02% to 0.17% in Q2 2021. $2,504 6 $3,308

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • C&I Banking – Entrepreneurs and emerging growth companies value experienced commercial bankers attuned to clients’ needs. • Commercial Real Estate – Established relationships with experienced developers of institutional grade properties. • Private Banking - Personalized banking service for owners/operators and other private clients. Atlanta Market Highlights Atlanta Loan and Deposit Composition – 6/30/2021 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Real Estate Banking 40% $1,201 $1,367 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 60% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise Atlanta Loans Atlanta Deposits $731 $785 $885 $948 $1,166 $1,421 $1,367 0.19% 0.19% 0.34% 0.57% 0.23% 0.10% 0.07% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Average Deposits Cost of Deposits 7 $870 $943 $1,050 $1,114 $1,114 $1,149 $1,201 3.83% 4.24% 4.98% 5.11% 3.88% 3.55% 3.55% Loans Yield on loans 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21

atlanticcapitalbank.com Rapidly Growing Fintech & Payments Businesses • Powering fintech and payments companies across the US • Rapidly growing recurring revenue stream • Top 40 ACH Bank in the US(1) • Diversified platform of capabilities • High volume ACH • Fintech partnerships • Card issuance (focused on debit & prepaid) • Private Equity banking Average Deposits – Payments & Processing Businesses ($ in millions) Loans ($ in millions) Highlights Service Charge Income ($ in thousands) $906 $1,243 $1,529 $1,977 $3,438 $1,556 $2,624 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 $224 $283 $322 $421 $661 $1,068 0.32% 0.40% 0.52% 0.66% 0.19% 0.06% 2016 2017 2018 2019 2020 YTD 2021 Deposits Cost of Deposits (1)by National Automated Clearing House Association (NACHA) 8 $31 $37 $46 $64 $243 $252 $267 4.14% 4.54% 5.23% 5.30% 3.35% 2.99% 3.27% Loans Yield on loans 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21

Financial Update: Q2 2021 Income Summary

	Q2 2021	Q1 2021	Q2 2020	Change vs Q2 20
Net interest income[1]	$26,035	$23,710	$21,985	18%
Provision for credit losses	(933)	(4,519)	8,863	-111%
Noninterest income	3,584	3,562	2,343	53%
Noninterest expense	15,197	15,149	12,904	18%
Income before taxes	15,355	16,642	2,561	500%
Income tax expense	3,539	3,280	712	397%
Net income from continuing operations	**$11,816**	**$13,362**	**$ 1,849**	**539%**
Diluted EPS - continuing operations	$ 0.58	$ 0.65	$ 0.09	544%
Pre-provision net revenue (PPNR)[2]	**$14,422**	**$12,123**	**$11,424**	**26%**

Q2 2021 Highlights[3]

- Net interest income benefitted from strong balance sheet growth along with income from PPP loans.
- Reversal of allowance for credit losses was due to improved forecasts partially offset by loan growth.
- Noninterest income increased from higher service charge income and an increase in SBA income.
- Higher expenses due to increase in personnel expenses.

Dollars in thousands except EPS.
[1]Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 31-32 for more details.
[2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 31-32.
[3]Q1 2021 results compared to Q4 2020 results.

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atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 88% 89% 77% 72% 68% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Average Interest Bearing Deposits in Other Banks $129,989 $136,459 $435,939 $561,809 $687,795 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 • Atlantic Capital’s liquidity position remains strong benefitting from continued deposit growth across most lines of business. • Liquidity is expected to remain strong in 2021 even as deposit growth is anticipated to moderate. 10 Dollars in thousands

atlanticcapitalbank.com Net Interest Margin NIM by Quarter(1) Net Interest Income by Quarter(1) Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 31-32 for more details. Net interest margin Net interest margin adjusted for excess cash Net interest income (excl. PPP) PPP interest income 3.23% 3.14% 2.91% 2.81% 2.91% 3.14% 3.18% 3.17% 3.39% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 3.23% 11 $21,289 $20,475 $20,685 $21,492 $23,065 $696 $1,588 $2,304 $2,218 $2,970 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $22,063 $22,989 $26,035 $21,985 $23,710 • Excess cash balances from strong deposit growth negatively impacting the net interest margin. • The impact of PPP loan forgiveness benefitted the net interest margin by 21 bps in Q2 2021 and 11 bps in Q1 2021. • Q2 2021 included $671,000 in interest income related to an investment prepayment penalty and the accelerated accretion of a loan discount upon payoff.

atlanticcapitalbank.com Noninterest Expense Overview Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense $50,099 $52,834 $49,991 $53,108 $52,659 76.3% 70.4% 57.9% 58.0% 54.1% 2016 2017 2018 2019 2020 Q2 2021 Q1 2021 Q2 2020 Salaries and employee benefits 10,362 $ 10,421 $ 8,466 $ 1,896 $ 22% Occupancy 778 734 883 (105) (12%) Equipment and software 819 774 763 56 7% Professional services 723 922 792 (69) (9%) Communications and data processing 869 792 670 199 30% FDIC 421 275 175 246 Other noninterest expense 1,225 1,231 1,155 70 6% Noninterest expense 15,197 $ 15,149 $ 12,904 $ 2,293 $ 18% Year-over-Year change Noninterest Expense and Efficiency Ratio by Quarter $12,904 $13,713 $13,164 $15,149 $15,197 53.8% 56.6% 51.3% 56.3% 52.0% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Noninterest Expense Efficiency Ratio 12 Q2 2021 Highlights • Higher incentive accruals and increased SBA commissions in Q2 were primarily offset by lower payroll taxes. • Professional services in Q1 2021 included approximately $200,000 in PPP expenses.

atlanticcapitalbank.com Strong Capital Position (1)For a reconciliation of this non-GAAP financial measure, see slides 31-32. (2)Amounts are estimates as of June 30, 2021 • Capital levels remained strong but were impacted by the increase in deposits and corresponding increase in the size of the balance sheet. • Reduced TCE and Tier 1 Leverage Ratios. • Share repurchase program update: • Repurchased 50,000 shares totaling $1.3 million at an average price of $25.71 in Q2 2021. • $1.8 million of the $25 million program remaining. Highlights 14.8% 16.9% 16.1% 16.4% 16.0% 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Total Risk Based Capital Ratio(2) 9.9% 9.9% 8.9% 8.4% 8.4% 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 11.0% 11.0% 8.9% 8.6% 8.9% 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Tangible Common Equity Ratio(1) Tier 1 Leverage Ratio(2) 13

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge-Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 0.04% 0.10% 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.13% 0.06% 0.14% Highlights Classified Loans / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 3.25% 2.10% 2.26% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21 • Overall credit quality remained solid with limited charge-offs and non- accruals. • Criticized loans decreased 22% from 3/31/2021 primarily due to upgrades. • Classified loans increased from 2.1% of total loans as of 3/31/2021 to 2.3% as of 6/30/2021. • Allowance for credit losses decreased from 1.45% of loans excluding PPP to 1.33%. • Net charge-offs were 0.10% annualized, non-performing assets remain low at 0.14% of totals assets. 14 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21

atlanticcapitalbank.com Current Expected Credit Losses (CECL) $19,848 $27,734 $35,085 $34,765 $34,946 $30,189 $28,689 1.06% 1.43% 1.80% 1.78% 1.70% 1.45% 1.33% 1.43% 1.61% 1.59% 1.55% 1.31% 1.27% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) ACL/Loans HFI excluding PPP(1) ACL/Loans HFI ALL/Loans HFI excluding PPP(1) ALL/Loans HFI $17,681 $24,896 $31,605 $31,894 $31,818 $27,506 $26,123 0.94% 1.29% 1.62% 1.63% 1.55% 1.32% 1.21% 1.29% 1.45% 1.46% 1.41% 1.20% 1.15% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 ACL ALL Dollars in thousands (1)For a reconciliation of this non-GAAP financial measure, see slides 31-32. • Reversal of allowance for credit losses was due to improved forecasts partially offset by loan growth. • ACL remains robust at 1.27% of loans (1.33% excluding PPP loans). 15

atlanticcapitalbank.com Hotel Portfolio • $112 million outstanding net of SBA/USDA guaranteed portions as of 6/30/2021 • Weighted average original LTV 66% • Average occupancy has increased to above 60% from 49% in February 2021 • $16 million special mention, $1 million classified, $0 non- accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $67MM, 51% SBA 504 $39MM, 29% SBA guaranteed $22MM, 16% SBA unguaranteed $6MM, 4% Hilton $38MM, 28% Marriott $41MM, 30% Hyatt $21MM, 16% InterContinental $22MM, 17% Other $12MM, 9% GA $42MM, 31% SC $20MM, 15% TN $53MM, 40% FL $14MM, 10% NC $4MM, 3% Other $1MM, 1% Excludes PPP loans 16

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $196 million outstanding as of 6/30/2021 • 94% QSR; Dunkin’ 42% of QSR • $16 million special mention, $3 million classified, $0 non- accrual • 6% full service – no classified or non-accrual GA $59MM, 31% FL $35MM, 18% NJ $17M, 9% IL $13M, 6% TX $9MM, 4% MO $8MM, 4% NC $8MM, 4% MD $7M, 4% VA $6M, 3% Other $34MM, 17% Dunkin’ $78MM, 40% Other QSR $105MM, 54% Full service $13MM, 6% SNC $8MM, 4% Franchise finance $162MM, 83% C&I $4MM, 2% CRE $9MM, 4% SBA $9MM, 5% TriNet $4MM, 2% Excludes PPP loans 17

atlanticcapitalbank.com Paycheck Protection Program (PPP) Update Dollars in thousands • $2.9 million in fees still to be recognized • 537 PPP loans totaling $113 million forgiven during the second quarter 18 Ending Balances and Total Yield Interest and Fee Income $234,049 $231,834 $192,160 $218,766 $105,684 1.52% 2.71% 4.22% 4.46% 7.29% 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 $696 $1,589 $2,304 $2,218 $2,970 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 PPP Interest and Fee income PPP Ending Balances PPP Total Yield

Appendix

atlanticcapitalbank.com Management Biographies Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division 20

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • Proven underwriting; superior credit quality • Lead with strong risk and compliance • Strong capital • Capitalize on Atlanta market opportunities • Fintech and processing businesses • Core deposit strength Fundamentally Sound Positioned for Growth TOTAL ASSETS $3.8 Billion • Atlanta’s Hometown BUSINESS BANK • Fast growing FINTECH & PAYMENTS businesses • EMERGING GROWTH and ENTREPRENEURIAL focus • Continued INVESTMENT IN TECHNOLOGY 21

atlanticcapitalbank.com Atlanta’s Hometown Business Bank Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 16 Fortune 500 headquarters •#1 world’s busiest airport •#4 metro area for largest increase in population (2018-2019) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition Atlanta MSA GDP $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 2018 2019 Billions 22

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 33% Taxable Municipal 11% MBS 45% Agency CMO 6% Corporate 4% CDs 1% Sector Allocation at 6/30/2021 1.73% 2.25% 2.48% 2.69% 2.88% 2.61% 2016 2017 2018 2019 2020 Q2 2021 Municipal Bond Ratings 6/30/2021 AAA 43% AA+ 22% AA 30% AA- 4% Other 1% Portfolio Balance $348 $449 $402 $399 $536 $714 Extended portfolio duration to manage interest rate risk 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21 23 $s in millions

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,275MM, 74% TN $98MM, 6% FL $87MM, 5% TX $25MM, 2% PA $25MM, 1% Other $211MM, 12% (GA 81% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans Office $145MM, 19% Retail $142MM, 19% Hotel $125MM, 17% Industrial $125MM, 17% Multi-family $82MM, 11% Specialty Housing $50MM, 7% Other $76MM, 10% Restaurants and food $188MM, 16% Retail $151MM, 13% Manufacturing $133MM, 12% Wholesale $127MM, 11% Finance and insurance $91MM, 8% Transportation $71MM, 6% Other $222MM, 19% Real estate lessors $47MM, 4% Other construction $71MM, 6% • $2.3 billion in total loans as of 6/30/2021 • Includes $106 million of PPP loans • Commercial focused loan portfolio • 89% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio 24 Administrative support $59MM, 5%

atlanticcapitalbank.com Loan Portfolio by Risk Rating Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 818,155 $ 38,319 $ 16,856 $ - $ 873,330 $ 872,952 $ 66,813 $ 14,288 $ - $ 954,053 $ Commercial - commercial real estate 893,938 30,454 32,578 - 956,970 869,903 38,739 33,449 - 942,091 Commercial - construction and land 176,403 4,094 - - 180,497 138,354 4,442 - - 142,796 Residential - mortgages 43,767 1,414 26 - 45,207 30,180 1,432 205 - 31,817 Residential - home equity 24,047 726 199 - 24,972 25,567 726 - - 26,293 Consumer 184,203 - - - 184,203 203,176 - - - 203,176 Other 3,641 — 1,593 - 5,234 6,320 914 455 - 7,689 Total 2,144,154 $ 75,007 $ 51,252 $ - $ 2,270,413 $ 2,146,452 $ 113,066 $ 48,397 $ - $ 2,307,915 $ Less net deferred fees and other unearned income (5,514) (7,101) Total loans held for investment 2,264,899 $ 2,300,814 $ Q2 2021 Q1 2021 25

atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $173 million outstanding as of 6/30/2021 • Average commitment $12 million • 19% highly leveraged transactions (outstandings) • $15 million special mention, no classified, no non-accrual Other $10MM, 7% Landscaping services $21MM, 11% Aluminum extruded product mfg. $19MM 11% Continuing care retirement services $13MM, 8% Air cargo $11MM, 6% Commercial printing $10MM, 6% General medical and surgical hospitals $10MM, 6% Ready-mix concrete manufacturing $9MM, 5% Limited service restaurants $8MM, 5% Sporting goods stores $8MM, 5% Other airport operations $6MM, 4% Paint/varnish supplies merchant wholesalers $11MM, 6% SNC Loans by State GA $58MM, 34% TN $38MM, 22% FL $24MM, 14% PA $20MM, 11% MO $17MM, 10% TX $6MM, 3% NC $5MM, 3% AL $5MM 3% Electronic computer manufacturing $6MM, 3% Cut and sew apparel contractors $5MM, 3% Wine and distilled alcoholic beverage merchant wholesalers $4MM, 2% Direct life insurance carriers $4MM, 2% Gasoline stations with convenience stores $18MM, 10% 26

atlanticcapitalbank.com Balance Sheet (in thousands, except share data) Jun. 30, Mar. 31, Dec. 31, Jun. 30, 2021 2021 2020 2020 ASSETS Cash and due from banks $ 35,530 $ 32,850 $ 16,865 $ 33,759 Interest-bearing deposits in banks 593,195 612,966 636,537 33,038 Cash and cash equivalents 628,725 645,816 653,402 66,797 Investment securities available for sale 480,518 390,701 335,423 271,829 Investment securities held to maturity, net of allowance for credit losses of $13, $14, $14, and $13 at June 30, 2021, March 31, 2021, December 31, 2020 and June 30, 2020, respectively 233,547 222,535 200,156 185,920 Other investments 24,293 24,709 25,892 28,811 Loans held for sale – 1,847 – 1,153 Loans held for investment 2,264,899 2,300,814 2,249,036 2,184,694 Less: Allowance for credit losses (26,123) (27,506) (31,818) (31,605) Loans held for investment, net 2,238,776 2,273,308 2,217,218 2,153,089 Premises and equipment, net 19,643 20,633 21,589 22,494 Bank owned life insurance 73,610 73,223 72,856 67,127 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,637 2,688 2,731 2,731 Other real estate owned 16 16 16 779 Other assets 58,755 57,267 66,409 69,967 Total assets $ 3,780,445 $ 3,732,668 $ 3,615,617 $ 2,890,622 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,374,018 $ 1,280,524 $ 1,033,765 $ 883,662 Interest-bearing checking 536,677 485,540 760,638 449,737 Savings 676 562 625 583 Money market 1,026,239 1,142,361 1,030,753 879,863 Time 283,656 294,129 241,328 131,353 Brokered deposits 84,958 74,576 94,399 62,433 Total deposits 3,306,224 3,277,692 3,161,508 2,407,631 Federal funds purchased 6,000 Federal Home Loan Bank borrowings – – – 50,000 Long-term debt 73,953 73,878 73,807 49,958 Other liabilities 47,083 40,770 41,716 41,053 Total liabilities 3,427,260 3,392,340 3,277,031 2,554,642 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2021, March 31, 2021, December 31, 2020 and June 30, 2020 – – – – 206,619 207,047 209,942 224,520 Retained earnings 139,315 127,499 114,137 95,570 Accumulated other comprehensive income 7,251 5,782 14,507 15,890 Total shareholders’ equity 353,185 340,328 338,586 335,980 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 3,780,445 $ 3,732,668 $ 3,615,617 $ 2,890,622 Common stock, no par value; 100,000,000 shares authorized; 20,319,429, 20,354,077, 20,394,912 and 21,477,631 shares issued and outstanding as of June 30, 2021, March 31, 2021, December 31, 2020, and June 30, 2020, respectively 27

Period End Loans

(dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ -	$ 1,847	$ -	$ 859	$ 1,153	$ (1,847)	$ (1,153)
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ -	$ 1,847	$ -	$ 859	$ 1,153	$ (1,847)	$ (1,153)
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 767,646	$ 735,287	$ 760,645	$ 712,567	$ 739,769	$ 32,359	$ 27,877
Commercial and industrial - PPP	105,684	218,766	192,160	231,834	234,049	(113,082)	(128,365)
Commercial real estate:						-	-
Multifamily	58,632	80,507	66,262	58,336	58,909	(21,875)	(277)
Owner occupied	392,108	381,018	373,689	364,170	366,847	11,090	25,261
Investment	506,230	480,566	469,150	458,279	474,565	25,664	31,665
Construction and land:						-	-
1-4 family residential construction	2,074	1,578	1,171	-	11	496	2,063
Other construction, development, and land	178,423	141,218	144,424	139,836	128,980	37,205	49,443
Mortgage warehouse loans	-	-	-	-	-	-	-
Total commercial loans	2,010,797	2,038,940	2,007,501	1,965,022	2,003,130	(28,143)	7,667
Residential:							
Residential mortgages	45,207	31,817	33,783	29,460	32,327	13,390	12,880
Home equity	24,972	26,293	25,443	24,528	23,689	(1,321)	1,283
Total residential loans	70,179	58,110	59,226	53,988	56,016	12,069	14,163
Consumer	184,203	203,176	176,066	154,916	113,149	(18,973)	71,054
Other	5,234	7,689	13,897	22,777	22,160	(2,455)	(16,926)
	2,270,413	2,307,915	2,256,690	2,196,703	2,194,455	(37,502)	75,958
Less net deferred fees and other unearned income	(5,514)	(7,101)	(7,654)	(8,668)	(9,761)	1,587	4,247
Total loans held for investment	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ (35,915)	$ 80,205
Total loans	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ (37,762)	$ 79,052
Total unfunded commitments	$ 804,758	$ 789,869	$ 813,757	$ 764,247	$ 749,321	$ 14,889	$ 55,437

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Deposits: Period End and Average

Period End Deposits

(dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ 843,656	$ 883,662	$ 93,494	$ 490,356
NOW	536,677	485,540	760,638	387,858	449,737	51,137	86,940
Savings	676	562	625	568	583	114	93
Money market	1,026,239	1,142,361	1,030,753	945,834	879,863	(116,122)	146,376
Time	283,656	294,129	241,328	196,343	131,353	(10,473)	152,303
Brokered	84,958	74,576	94,399	94,463	62,433	10,382	22,525
Total deposits	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ 2,468,722	$ 2,407,631	$ 28,532	$ 898,593

Average Deposits

	2021		2020				
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Linked Quarter Change	Q2 2021 vs Q2 2020
DDA	$ 1,295,728	$ 1,136,531	$ 977,009	$ 854,715	$ 815,299	$ 159,197	$ 480,429
NOW	548,358	618,701	558,967	440,734	462,051	(70,343)	86,307
Savings	593	587	614	586	574	6	19
Money market	1,088,423	1,042,809	1,026,347	942,062	952,444	45,614	135,979
Time	290,331	273,615	221,792	166,019	96,362	16,716	193,969
Brokered	84,168	84,663	89,673	68,102	83,228	(495)	940
Total deposits	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ 2,472,218	$ 2,409,958	$ 150,695	$ 897,643
Noninterest bearing deposits as a percentage of average deposits	39.2%	36.0%	34.0%	34.6%	33.8%		
Cost of interest-bearing deposits	0.17%	0.19%	0.25%	0.28%	0.33%		
Cost of deposits	0.10%	0.12%	0.16%	0.19%	0.22%		

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atlanticcapitalbank.com Income Statements (in thousands except share and per share data) June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 Total interest income $ 27,618 $ 25,410 $ 24,943 $ 24,233 $ 23,797 Total interest expense 1,958 2,065 2,299 2,515 2,166 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 25,660 23,345 22,644 21,718 21,631 Provision for credit losses (933) (4,519) 481 28 8,863 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 26,593 27,864 22,163 21,690 12,768 NONINTEREST INCOME Service charges 1,727 1,663 1,341 1,217 1,081 Gains (losses) on sale of securities – 2 (23) – – Gains (losses) on sale of other assets – – (6) (145) – Derivatives income (loss) (7) 47 11 10 (10) Bank owned life insurance 388 391 368 363 367 SBA lending activities 1,231 1,225 1,015 893 782 Other noninterest income 245 234 310 166 123 Total noninterest income 3,584 3,562 3,016 2,504 2,343 NONINTEREST EXPENSE Salaries and employee benefits 10,362 10,421 8,437 8,850 8,466 Occupancy 778 734 767 739 883 Equipment and software 819 774 969 826 763 Professional services 723 922 686 562 792 Communications and data processing 869 792 789 757 670 Marketing and business development 138 108 144 141 79 Travel, meals and entertainment 47 10 14 39 34 FDIC premiums 421 275 241 213 175 Other noninterest expense 1,040 1,113 1,117 1,586 1,042 Total noninterest expense 15,197 15,149 13,164 13,713 12,904 INCOME BEFORE PROVISION FOR INCOME TAXES 14,980 16,277 12,015 10,481 2,207 Provision for income taxes 3,164 2,915 2,065 1,863 358 NET INCOME 11,816 13,362 9,950 8,618 1,849 Net income per common share - basic $ 0.58 $ 0.66 $ 0.48 $ 0.40 $ 0.09 Net income per common share - diluted $ 0.58 $ 0.65 $ 0.48 $ 0.40 $ 0.09 Weighted average shares - basic 20,332,503 20,380,066 20,711,089 21,500,735 21,472,462 Weighted average shares - diluted 20,516,478 20,502,184 20,795,332 21,543,805 21,535,040 Three months ended 30

Non-GAAP Financial Measures

(in thousands, except share and per share data)

	2021		2020		
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 25,660	$ 23,345	$ 22,644	$ 21,718	$ 21,631
Taxable equivalent adjustment	375	365	345	345	354
Net interest income - taxable equivalent	$ 26,035	$ 23,710	$ 22,989	$ 22,063	$ 21,985
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	2.87%	2.76%	2.86%	3.09%	3.17%
Impact of taxable equivalent adjustment	0.04%	0.05%	0.05%	0.05%	0.06%
Net interest margin - taxable equivalent - continuing operations	2.91%	2.81%	2.91%	3.14%	3.23%
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 335,980
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 316,055
Common shares outstanding	20,319,429	20,354,077	20,394,912	21,202,783	21,477,631
Book value per common share - GAAP	$ 17.38	$ 16.72	$ 16.60	$ 16.05	$ 15.64
Tangible book value	16.40	15.74	15.62	15.11	14.72
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 335,980
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 316,055
Total assets	$ 3,780,445	$ 3,732,668	$ 3,615,617	$ 2,923,977	$ 2,890,622
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,760,520	$ 3,712,743	$ 3,595,692	$ 2,904,052	$ 2,870,697
Tangible common equity to tangible assets	8.86%	8.63%	8.86%	11.03%	11.01%
PPP loans	$ 105,684	$ 218,766	$ 192,160	$ 231,834	$ 234,049
Total tangible assets excl PPP loans	$ 3,654,836	$ 3,493,977	$ 3,403,532	$ 2,672,218	$ 2,636,648
Tangible common equity to tangible assets excl PPP loans	9.12%	9.17%	9.36%	11.99%	11.99%
Pre-provision net revenue (PPNR) reconciliation					
Net interest income - GAAP	$ 25,660	$ 23,345	$ 22,644	$ 21,718	$ 21,631
Taxable equivalent adjustment	375	365	345	345	354
Noninterest income	3,584	3,562	3,016	2,504	2,343
Noninterest expense	(15,197)	(15,149)	(13,164)	(13,713)	(12,904)
Pre-provision net revenue	$ 14,422	$ 12,123	$ 12,841	$ 10,854	$ 11,424

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Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter
Allowance for credit losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694
PPP Loans	(105,684)	(218,766)	(192,160)	(231,834)	(234,049)
Total loans held for investment excluding PPP	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 1,950,645
Allowance for credit losses to loans held for investment	1.27%	1.31%	1.55%	1.59%	1.61%
Allowance for credit losses to loans held for investment excluding PPP loans	1.33%	1.45%	1.70%	1.78%	1.80%
Allowance for loan losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694
PPP Loans	(105,684)	(218,766)	(192,160)	(231,834)	(234,049)
Total loans held for investment excluding PPP	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 1,950,645
Allowance for loan losses to loans held for investment	1.15%	1.20%	1.41%	1.46%	1.45%
Allowance for loan losses to loans held for investment excluding PPP loans	1.21%	1.32%	1.55%	1.63%	1.62%
Net interest margin adjusted for excess cash					
Total interest-earning assets	$ 3,590,139	$ 3,424,717	$ 3,147,728	$ 2,795,994	$ 2,741,528
Excess cash	(529,732)	(404,959)	(285,693)	-	-
Adjusted total interest earning assets	3,060,407	3,019,758	2,862,035	2,795,994	2,741,528
Net interest income - taxable equivalent	$ 26,035	$ 23,710	$ 22,989	$ 22,063	$ 21,985
Excess net interest income	(132)	(100)	(72)	-	-
Adjusted net interest income - taxable equivalent	25,903	23,610	22,917	22,063	21,985
Net interest margin adjust for excess cash	3.39%	3.17%	3.18%	3.14%	3.23%

(in thousands)	For the Years Ended December 31, 2020	2019	2018	2017	2016
Net interest income reconciliation					
Net interest income - GAAP	$ 86,973	$ 80,864	$ 76,247	$ 62,832	$ 53,719
Taxable equivalent adjustment	1,478	459	395	906	484
Net interest income - taxable equivalent	$ 88,451	$ 81,323	$ 76,642	$ 63,738	$ 54,203
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.11%	3.52%	3.48%	3.03%	2.74%
Impact of taxable equivalent adjustment	0.05%	0.06%	0.02%	0.04%	0.02%
Net interest margin - taxable equivalent	3.16%	3.58%	3.50%	3.07%	2.76%

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